Outset Medical  Fourth Quarter & Full Year 2020 Earnings Call March 9, 2021 Exhibit 99.2

This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or similar expressions. Forward-looking statements are based on management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance, and actual results and other events may differ materially from those expressed or implied in such statements due to numerous risks and uncertainties. These forward-looking statements include, but are not limited to, statements about our possible or assumed future results of operations and financial position, including expectations regarding projected revenues, gross margin, profitability and outlook, statements regarding our overall business strategy, plans and objectives of management, as well as our expectations regarding the continuing impact of the COVID-19 pandemic on us and our operations as well as the impact on our customers and suppliers. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause actual results to differ materially from those expressed or implied in these forward-looking statements. These risks and uncertainties include: our future financial performance, including our expectations regarding our revenues, cost of revenues, operating expenses, gross margin and our ability to achieve and maintain future profitability; our ability to reduce manufacturing costs; our ability to attain market acceptance among providers and patients; our ability to manage our growth; our expansion into the home hemodialysis market; our ability to ensure strong product performance and reliability; our relations with third-party suppliers, including contract manufacturers and single source suppliers; our ability to overcome manufacturing disruptions; the impact of COVID-19, natural or man-made disasters, and similar events, on our industry, business and results of operations; our ability to offer high-quality support for Tablo; our expectations of the sizes of the markets for Tablo; our ability to innovate and improve Tablo; our ability to effectively manage privacy, information and data security; concentration of our revenues in a single product and concentration of a large percentage of our revenues from a limited number of customers; our ability to compete effectively; our ability to accurately forecast customer demand and manage our inventory; our ability to ensure the proper training and use of Tablo; and our compliance with FDA and other regulations applicable to our products and business operations; as well as other risks and uncertainties described in the Risk Factors section of our public filings with the SEC, including our 424(B)(4) filed on December 3, 2020 in connection with our secondary public offering. Forward-looking statements should be considered in light of these risks and uncertainties, and you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements speak only as of their date and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral presentation also contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation and the accompanying oral statements include certain non-GAAP financial measures, which may include Non-GAAP gross margin, operating expenses, net income/loss, and basic and diluted net income/loss per share. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for or superior to financial information presented in accordance with GAAP. There are limitations related to the use of non-GAAP financial measures because they are not prepared in accordance with GAAP, may exclude significant expenses required by GAAP to be recognized in our financial statements, and may not be comparable to non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation. Forward-Looking Statements and Non-GAAP Information

Fourth Quarter 2020 Highlights Total Revenue ($M): Forward Momentum Sales Outperformance Margin Expansion Total Revenue ($M): ~550 Consoles in Backlog at YE 2020 +GM% Driven by Cost Reduction Initiatives & Higher Margin Revenue

Fourth Quarter Performance Drivers Total Revenue ($M): Higher console shipments to existing customer sites Contracts signed and units shipped to new customers and new facilities ~1,100 Tablo consoles in the field Acute: ~900 Subacute: ~100 Clinics and Home: ~100 Currently contracted with: 6 of 8 Top National Health Systems ~20 of the Top 50 Regional Health Systems Continued Momentum in Acute Market Current Snapshot

Encouraging Home Progress HOME CARE Home hemodialysis & transitional care Signed new contracts and grew home population Finalized new home agreements with leading health systems and independent providers Encouraging user data on: Training time ~2 weeks vs 4-6 weeks Retention at home Positive patient outcomes Sales to remain modest in 2021 given measured roll-out strategy Anticipated future tailwinds: ESRD treatment choices model now effective Medicare Advantage eligibility began Jan 2021 TPNIES application for Tablo console submitted HOME CARE

Manufacturing Update Cost Reduction & Supply Chain Initiatives On Track Tablo Console Tablo Cartridges Manufactured first consoles at Mexico facility in 1Q 2021 Project is a full quarter ahead of schedule Manufactured over 100 consoles to date in 1Q 2021 On track for shift to new contract manufacturer 510K submission to FDA expected in March 2021 Lower cost anticipated to benefit P&L in 2H 2021 Console Manufacturing Facility

Strategic Focus & Key 2021 Priorities Acute Market Expansion across current customer base New agreements with top health systems Home Market Create exceptional patient experience and support ecosystem ready for scale Drive deliberate home patient adoption as a springboard for more significant growth in 2022 Manufacturing Increase manufacturing output Drive gross margin expansion

Fourth Quarter Financial Highlights See appendix for reconciliation of non-GAAP financial measures 4Q 2019 4Q 2020 (39.2%) $15.5M ($19.2M) 2.8% $25.8M ($25.8M) Non-GAAP1 Financial Metrics: Total Revenue ($M):

Full Year 2020 Financial Highlights See appendix for reconciliation of non-GAAP financial measures Includes restricted cash and short-term investments Total cash balance of $348.2M2 as of December 31, 2020 Total Revenue ($M): FY 2019 FY 2020 (118.1%) $51.6M ($84.6M) (25.6)% $83.2M ($57.9M) Non-GAAP1 Financial Metrics:

Revenue FY 2021 Revenue between $89M - $94M Higher sequential growth in 1H 2021 given backlog entering the year and timing of HHS lease agreements 1Q 2021 Guidance: 2021 Financial Guidance Full Year 2021 Guidance: Non-GAAP Gross Margin Forecasting positive gross margins for the full year Expansion expected in 2H 2021 driven by the move of more console production to Mexico and lower cost cartridge production   Revenue 1Q 2021 Revenue between $21M - $22M Projecting sequential revenue increase to be driven by console shipments Non-GAAP Gross Margin Impact from shift in console mix to lower gross margins sequentially in 1Q 2021

Non-GAAP Reconciliations Appendix A Outset Medical, Inc. Results of Operations – Non-GAAP (in thousands, except per share amounts) (unaudited)

Q&A Fourth Quarter & Full Year 2020 Earnings Call March 9, 2021